EXHIBIT 99.1

                               Salant Corporation
                           1114 Avenue of the Americas
                            New York, New York 10036



                                                              August 9, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Salant Corporation
         Quarterly Report on Form 10-Q for the quarter ended June 29, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements by the Chief Executive Officer and Chief Financial Officer of Salant Corporation pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                                  Very truly yours,

                                                  Salant Corporation

                                         By:      /s/ Awadhesh K. Sinha
                                                  Awadhesh K. Sinha
                                                  Chief Financial Officer